Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Form 10-KSB Annual Report of Indigo-Energy, Inc. (the “Company”) for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INDIGO-ENERGY, INC.

September 8, 2008	BY:	/s/ Stanley L. Teeple
Stanley L. Teeple Chief Financial Officer, Secretary, Treasurer and Director